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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 33-24527, No. 33-65002, No. 33-65004, No. 33-58657, No. 333-04169, No. 333-56593
and No. 333-40328, of Quiksilver, Inc. on Form S-8 of our report, dated December 19, 2000, appearing in the Annual Report on Form 10-K of Quiksilver, Inc. for the year ended October 31, 2000.


DELOITTE & TOUCHE LLP


Costa Mesa, California
January 24, 2001